UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material Pursuant to §240.14a-12

Gold Resource Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts!

GOLD RESOURCE CORPORATION

2023 Annual Meeting

Vote by June 14, 2023

11 :59 PM ET



You invested in GOLD RESOURCE CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 15, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 01, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

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Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 15, 2023
10:00AM MDT

7800 East Union Avenue
Denver co 80237

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items GOLD RESOURCE CORPORATION 2023 Annual Meeting Vote by June 14, 2023 11:59PMET Board Recommends 1. Election ofDirectors Nominees: 01) Alex G. Morrison 03) Lila Manassa Murphy 05) Ronald Little 0For 02) Allen Palmiere 04) Joseph Driscoll 2. Advisory vote to approve executive compensation. 0For 3. Non‐binding advisory vote to approve the frequency of future advisory votes on executive compensation. 0Year 4. Ratify BDO USA, LLP as independent registered accounting firm for 2023. 0For NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.